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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated January 19, 1999, with respect to the consolidated financial statements of Sonat Inc. for the year ended December 31, 1998 included in Amendment No. 1 to the El Paso Energy Corporation Current Report on Form 8-K/A dated April 30, 1999 filed with the Securities and Exchange Commission.



                                                  /s/ ERNST & YOUNG LLP
                                                  ERNST & YOUNG LLP

Birmingham, Alabama
April 28, 1999